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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 10, 2002


                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           MARYLAND                    001-13417               13-3950486
(STATE OR OTHER JURISDICTION         (COMMISSION             (IRS EMPLOYER
     OF INCORPORATION)               FILE NUMBER)          IDENTIFICATION NO.)


     379 THORNALL STREET, EDISON, NEW JERSEY                 08837
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (732) 548-0101






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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Pursuant to a Stock Purchase Agreement effective July 1, 2002 and approved by a special committee of disinterested members of our Board of Directors, we acquired 100% of the outstanding common stock of each of HanoverTrade, Inc. ("HT"), Hanover Capital Partners Ltd. ("HCP") and Hanover Capital Partners 2, Inc. ("HCP2"). We had previously owned 100% of the nonvoting preferred stock, but none of the voting common stock, of each of HT, HCP and HCP2. This ownership structure was established in order to satisfy tax laws governing our status as a real estate investment trust, or "REIT". Changes in the tax laws made it possible for us to acquire voting control of HT, HCP and HCP2 and operate under new rules permitting REITs to wholly own subsidiaries such as HT, HCP and HCP2. Therefore, as of July 1, 2002 we own 100% of the outstanding capital stock of each of HT, HCP and HCP2, and for periods ending after June 30, 2002 our financial statements will be consolidated with the financial statements of HT, HCP and HCP2.

We acquired the common shares of HT, HCP and HCP2 from four of our directors who are also executive officers. John A. Burchett is our Chairman, Chief Executive Officer and President, and is Chairman and Chief Executive Officer of HT, Chairman and Chief Executive Officer of HCP, and Chairman and President of HCP2. Joyce S. Mizerak is our Senior Managing Director and Secretary, and is a Director and Executive Vice President of HT, a Director and President of HCP, and a Director, Senior Managing Director and the Secretary of HCP2. George J. Ostendorf is our Senior Managing Director, and is a Director and Executive Vice President of HT, a Director and Senior Managing Director of HCP, and a Director and Senior Managing Director of HCP2. Irma N. Tavares is our Senior Managing Director, and is a Director and President of HT, a Director and Senior Managing Director of HCP, and a Director and Senior Managing Director of HCP2. An independent appraiser determined that the value of the common shares of HT and HCP is $474,000 in the aggregate. The parties agreed that the common shares of HCP2 would be transferred to us as part of this transaction for no additional consideration. Each of the four selling executives agreed that the purchase price would be used to partially repay certain indebtedness owing to us from them. Each of these four executives also will receive a bonus in an amount sufficient to cover the tax liability they will incur in connection with this transaction.

HT performs loan sale advisory services and brokers and trades loan pools through its Internet-based exchange as well as through more traditional means. HCP provides consulting and advisory services for third parties, including loan file and operational due diligence reviews and loan documentation processing. Although we have no immediate plans for additional changes in the ownership structure of these entities, we will continue to explore possible third-party investments in, or purchase of, HT and HCP. HCP2, initially created to execute a specific financing transaction, has more recently been used for trading activities.

A copy of the Stock Purchase Agreement pursuant to which we acquired the common stock of HT, HCP and HCP2 is attached as Exhibit 2.1 hereto and incorporated by reference herein. The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to
Exhibit 2.1 hereto.

ITEM 5.  OTHER EVENTS.

(a) CHANGES TO EMPLOYMENT AGREEMENTS AND COMPENSATION ARRANGEMENTS FOR CERTAIN EXECUTIVE OFFICERS

     Effective July 1, 2002 we revised the employment agreements and certain compensation arrangements applicable to Mr. Burchett, Ms. Mizerak, Mr. Ostendorf and Ms. Tavares.

     Amended and Restated Employment Agreements. We entered into an Amended and Restated Employment Agreement with each of Mr. Burchett, Ms. Mizerak, Mr. Ostendorf and Ms. Tavares. These employment agreements are substantially identical to our previous employment agreement with each of these officers, except that (i) the base salary is set at the officer's current salary; and
     (ii) each agreement has a five-year term, automatically renewing for successive one-year terms thereafter until we or the officer terminate the agreement. Copies of the amended and restated employment agreements are attached as Exhibits 10.8, 10.9, 10.10 and 10.11 hereto and incorporated by reference herein.

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     Earn-Out Shares and Loan Forgiveness. In connection with our initial public offering in 1997 we entered into a Contribution Agreement with Mr.
     Burchett, Ms. Mizerak, Mr. Ostendorf and Ms. Tavares which provided that they were entitled to receive an aggregate of up to 216,667 shares of our common stock ("Earn-Out Shares"), and to have certain indebtedness to us forgiven, if we met performance targets based on our initial offering price over certain performance periods, the last of which would have ended on September 30, 2002. None of the targets were met within the first four periods, so no Earn-Out Shares have been issued and none of the loans have been forgiven. In accordance with our policy of tying executive compensation to our corporate performance, we have entered into Amendment No. 1 to the Contribution Agreement, which is attached as Exhibit 10.25.1 hereto and incorporated by reference herein. As a result, the Earn-Out Shares could be issued, and the loans could be forgiven, in performance periods between 2002 and 2007 if we meet new performance targets based on our current market price rather than our initial offering price.

     Replacement Stock Option Grants. In connection with our initial public offering in 1997, we granted Mr. Burchett, Ms. Mizerak, Mr. Ostendorf and Ms. Tavares stock options under our 1997 Executive and Non-Employee Director Stock Option Plan, exercisable for an aggregate of 80,160 shares of our common stock. When initially granted, the options had an exercise price of $15.75 per share and were subject to vest annually over 5 years based on our achievement of certain performance targets keyed to our initial offering price. None of the targets have been met to date, so none of the original options have vested. To maintain a tie between executive compensation and our corporate performance, we have cancelled the original options and issued these officers new stock options with the same exercise price but with annual vesting periods between 2002 and 2007 and new vesting targets based on our current stock price rather than our initial offering price. Copies of these stock option agreements are attached as Exhibits 10.8.1, 10.9.1, 10.10.1 and 10.11.1 hereto and incorporated by reference herein.

     The foregoing description of revisions in employment and compensation arrangements does not purport to be complete and is qualified in its entirety by reference to Exhibits 10.8, 10.8.1, 10.9, 10.9.1, 10.10,
     10.10.1, 10.11, 10.11.1, and 10.25.1 hereto.

(b)  AMENDMENT OF STOCKHOLDER PROTECTION RIGHTS AGREEMENT

     On June 10, 2002 we amended our Stockholder Protection Rights Agreement dated as of April 11, 2000 to change the ownership limit applicable to Mr. Burchett from 17% to 20%. A copy of the amendment is attached as Exhibit
     10.33.2 hereto and incorporated by reference herein. A copy of a prior amendment, reflecting a new rights agent and revisions to the terms under which the rights agent can be replaced, is attached as Exhibit 10.33.1 hereto and incorporated by reference herein.

     The foregoing description of the amendments to the Stockholder Protection Rights Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibits 10.33.1 and 10.33.2 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

     It is impracticable to provide the required financial statements at this time. The required financial statements will be filed as soon as practicable, but not later than 60 days after the filing date of this current report on Form 8-K.

(b)  PRO FORMA FINANCIAL INFORMATION

     It is impracticable to provide the required pro forma financial information at this time. The required pro forma financial information will be filed as soon as practicable, but not later than 60 days after the filing date of this current report on Form 8-K.


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(c)  EXHIBITS

     EXHIBIT   DESCRIPTION
     -------   -----------

     2.1 Stock Purchase Agreement dated as of July 1, 2002 by and between Registrant, John A. Burchett, Joyce S. Mizerak, George J. Ostendorf and Irma N. Tavares

     10.8 Amended and Restated Employment Agreement effective as of July 1, 2002, by and between Registrant and John A. Burchett

     10.8.1 Stock Option Agreement effective as of July 1, 2002 between Registrant and John A. Burchett

     10.9 Amended and Restated Employment Agreement effective as of July 1, 2002, by and between Registrant and Irma N. Tavares

     10.9.1 Stock Option Agreement effective as of July 1, 2002 between Registrant and Irma N. Tavares

     10.10 Amended and Restated Employment Agreement effective as of July 1, 2002, by and between Registrant and Joyce S. Mizerak

     10.10.1 Stock Option Agreement effective as of July 1, 2002 between Registrant and Joyce S. Mizerak

     10.11 Amended and Restated Employment Agreement effective as of July 1, 2002, by and between Registrant and George J. Ostendorf

     10.11.1 Stock Option Agreement effective as of July 1, 2002 between Registrant and George J. Ostendorf

     10.25.1 Amendment No. 1 to Contribution Agreement entered into as of July 1, 2002 by and between Registrant, John A. Burchett, Joyce S. Mizerak, George J. Ostendorf and Irma N. Tavares

     10.33.1 Amendment to Stockholder Protection Rights Agreement effective as of September 26, 2001, by and among Registrant, State Street Bank and Trust Company and EquiServe Trust Company, N.A.

     10.33.2 Second Amendment to Stockholder Protection Rights Agreement dated as of June 10, 2002 by and between Registrant and EquiServe Trust Company, N.A.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   Hanover Capital Mortgage Holdings, Inc.


                                   /s/ J. Holly Loux
Date:  July 16, 2002               ------------------------------------
                                   By:    J. Holly Loux
                                   Title: Chief Financial Officer and Treasurer


                                  EXHIBIT INDEX

     EXHIBIT   DESCRIPTION
     -------   -----------

     2.1 Stock Purchase Agreement dated as of July 1, 2002 by and between Registrant, John A. Burchett, Joyce S. Mizerak, George J. Ostendorf and Irma N. Tavares

     10.8 Amended and Restated Employment Agreement effective as of July 1, 2002, by and between Registrant and John A. Burchett

     10.8.1 Stock Option Agreement effective as of July 1, 2002 between Registrant and John A. Burchett

     10.9 Amended and Restated Employment Agreement effective as of July 1, 2002, by and between Registrant and Irma N. Tavares

     10.9.1 Stock Option Agreement effective as of July 1, 2002 between Registrant and Irma N. Tavares

     10.10 Amended and Restated Employment Agreement effective as of July 1, 2002, by and between Registrant and Joyce S. Mizerak

     10.10.1 Stock Option Agreement effective as of July 1, 2002 between Registrant and Joyce S. Mizerak

     10.11 Amended and Restated Employment Agreement effective as of July 1, 2002, by and between Registrant and George J. Ostendorf

     10.11.1 Stock Option Agreement effective as of July 1, 2002 between Registrant and George J. Ostendorf

     10.25.1 Amendment No. 1 to Contribution Agreement entered into as of July 1, 2002 by and between Registrant, John A. Burchett, Joyce S. Mizerak, George J. Ostendorf and Irma N. Tavares

     10.33.1 Amendment to Stockholder Protection Rights Agreement effective as of September 26, 2001, by and among Registrant, State Street Bank and Trust Company and EquiServe Trust Company, N.A.

     10.33.2 Second Amendment to Stockholder Protection Rights Agreement dated as of June 10, 2002 by and between Registrant and EquiServe Trust Company, N.A.


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